8-K 2004 10-11-04 ELTSOP 1.doc
                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of report:  October 6, 2004
                (Date of earliest event reported)



                        INTEL CORPORATION
       (Exact Name of Registrant as Specified in Charter)



      Delaware              0-06217              94-1672743
     (State of          (Commission File        (IRS Employer
   Incorporation)           Number)          Identification No.)



     2200 Mission College Blvd., Santa Clara, CA 95052-8119
      (Address of Principal Executive Offices and Zip Code)



                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

    Item    Entry into a Material Definitive Agreement
    1.01

            On October 6, 2004, the Compensation Committee of the Board of Directors of Intel Corporation (the "Corporation") approved the form of non-qualified stock option agreement to be used in connection with grants of stock options to executive officers pursuant to the Corporation's Executive Long Term Stock Option Program (ELTSOP). ELTSOP grants are long-term executive performance incentive and retention awards made pursuant to the Corporation's 2004 Equity Incentive Plan, which was approved by the Corporation's stockholders in May 2004. ELTSOP stock options typically vest 25% annually beginning five or six years after the date of grant. The delayed vesting of these awards is designed to focus the efforts of the executive on the Corporation's long-term performance and stock price appreciation. ELTSOP stock options expire ten years from the date of grant. There is no material relationship between the Corporation and recipients of ELTSOP awards, other than in respect of their employment with the Corporation.

            The form of ELTSOP stock option agreement sets forth the terms and conditions of stock options granted
            pursuant  to the Corporation's ELTSOP program.   The
            following description is qualified by reference to the terms of the form of ELTSOP stock option agreement, a copy of which is filed with this Form 8-K, and to the terms of the Corporation's 2004 Equity Incentive Plan and the form of Notice of Grant, copies of which were filed as exhibits 10.3 and 10.7, respectively, to the Corporation's Form 10-Q for the quarter ending June 26, 2004. ELTSOP stock
            options   are   subject   to   administration    and
            interpretation by the committee of the Board of Directors designated pursuant to the plan, or by its
            delegate.    Unvested  ELTSOP  stock   options   are
            cancelled as of the date of employment termination and vested options expire after termination of employment as set forth in the form of ELTSOP stock option agreement. If employment is terminated due to misconduct, the options will be cancelled and the holder will have no further right to exercise them. ELTSOP stock options are transferable at death by will or the laws of descent and distribution or by gift to the permitted transferees identified in the stock option agreement.

    Item    Financial Statements and Exhibits
    9.01

            (c) Exhibits.

            The  following exhibits are filed as  part  of  this
            Report:

 Exhibit    Description
  Number

    10.1    Form of ELTSOP Non-Qualified Stock Option Agreement

                            SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2004             INTEL CORPORATION
                                   (Registrant)

                                   By:  /s/ Patrice C. Scatena
                                        ------------------------
                                        Patrice C. Scatena
                                        Assistant Secretary

Exhibit 10.1

                        INTEL CORPORATION
                    2004 EQUITY INCENTIVE PLAN

TERMS AND CONDITIONS RELATING TO NONQUALIFIED STOCK OPTIONS
GRANTED ON AND AFTER SEPTEMBER 1, 2004 UNDER THE INTEL CORPORATION 2004 EQUITY INCENTIVE PLAN FOR GRANTS FORMERLY KNOWN AS ELTSOP
GRANTS

1.   TERMS OF OPTION

     The following terms and conditions (these "Terms") apply to Nonqualified Stock Options granted to U.S. employees under the Intel Corporation 2004 Equity Incentive Plan (the "2004
     Plan") for grants formerly known as ELTSOP grants.

2.   NONQUALIFIED STOCK OPTION

     The option is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and will be interpreted accordingly.

3.   OPTION PRICE

     The exercise price of the option (the "option price") is 100% of the market value of the common stock of Intel Corporation ("Intel" or the "Corporation"), $.001 par value (the "Common Stock"), on the date of grant, as specified in the Notice of Grant. "Market value" means the average of the highest and lowest sales prices of the Common Stock as reported by NASDAQ.

4.   TERM OF OPTION AND EXERCISE OF OPTION

     To the extent the option has become exercisable (vested) during the periods indicated in the Notice of Grant and has not been previously exercised, and subject to termination or acceleration as provided in these Terms and the requirements of these Terms, the Notice of Grant and the 2004 Plan, you may exercise the option to purchase up to the number of shares of the Common Stock set forth in the Notice of Grant. Notwithstanding anything to the contrary in Section 5 or Sections 7 through 9 hereof, no part of the option may be exercised after ten (10) years from the date of grant.

     The process for exercising the option (or any part thereof) is governed by these Terms, the Notice of Grant, the 2004 Plan and your agreements with Intel's stock plan administrator. Exercises of stock options will be processed as soon as practicable. The option price may be paid (a) in cash, (b) by arrangement with Intel's stock plan administrator which is acceptable to Intel where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares of the Common Stock issuable under the option to Intel, (c) by delivery of any other lawful consideration approved in advance by the Committee of the Board of Directors of Intel established pursuant to the 2004 Plan (the "Committee") or its delegate, or (d) in any combination of the foregoing. Fractional shares may not be exercised. Shares of the Common Stock will be issued as soon as practicable. You will have the rights of a stockholder only after the shares of the Common Stock have been issued. For administrative or other reasons, Intel may from time to time suspend the ability of employees to exercise options for limited periods of time.

     Notwithstanding the above, Intel shall not be obligated to deliver any shares of the Common Stock during any period when Intel determines that the exercisability of the option or the delivery of shares hereunder would violate any federal, state or other applicable laws.

     Notwithstanding anything to the contrary in these Terms or the applicable Notice of Grant, Intel may reduce your unvested options if you change classification from a full-time to a part-time employee.

     IF  AN  EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKDAY,
     YOU  MUST  EXERCISE YOUR OPTIONS BEFORE 3:45 P.M.  NEW  YORK
     TIME ON THE EXPIRATION DATE.

     IF AN EXPIRATION DATE DESCRIBED HEREIN FALLS ON A WEEKEND OR ANY OTHER DAY ON WHICH THE NEW YORK STOCK EXCHANGE ("NYSE") IS NOT OPEN, YOU MUST EXERCISE YOUR OPTIONS BEFORE 3:45 P.M. NEW YORK TIME ON THE LAST NYSE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

5.   LEAVES OF ABSENCE

     (a)    Except  as  expressly  provided  otherwise  in   this
     Agreement, if you take a personal leave of absence ("PLOA"), the option will be exercisable only to the extent and during the times specified in this Section 5:

                     (1)  If the duration of the PLOA is 365 days
               or less, you may exercise any part of the option that vested prior to the commencement of the PLOA at any time during the PLOA. If the duration of the PLOA is greater than 365 days, any part of the option that had vested prior to the commencement of the PLOA and that has not been exercised will terminate on the 365th day of the PLOA.

                    (2) If the duration of the PLOA is less than thirty (30) days:

                              a.   The exercisability of any part
                    of the option that would have vested during the PLOA shall be deferred until the first day that you return to work (i.e., the date that the PLOA is terminated); and

                               b.    Any part of the option  that
                    had not vested at the commencement of the PLOA and would not have vested during the PLOA shall vest in accordance with the normal schedule  indicated in  the  Notice  of
                    Grant and shall not be affected by the PLOA.

                     (3)   If the duration of the PLOA equals  or
               exceeds thirty (30) days, the exercisability of each part of the option scheduled to vest after commencement of the PLOA shall be deferred for a period of time equal to the duration of the PLOA, however, in no event shall the term of the option be extended beyond ten (10) years from the date of grant. If you terminate employment after returning from the PLOA but prior to the end of such deferral period, you shall have no right to exercise any unvested portion of the option, except to the extent provided otherwise in Sections 8 and 9 hereof, and such option shall terminate as of the date that your employment terminates.

                     (4)   If  you terminate employment with  the
               Corporation during a PLOA:

                               a.    Any  portions of the  option
                    that had vested prior to the commencement of the PLOA shall be exercisable in accordance with Sections 7 through 9 hereof, as applicable; and

                               b.    Any  portions of the  option
                    that had not vested prior to the commencement of the PLOA shall terminate, except to the extent provided otherwise in Sections 8 and 9 hereof.

          (b) If you take an approved (i) medical (including a medical leave to care for your family, as described below), (ii) industrial, or (iii) military leave of absence ("LOA"), the option shall be unaffected by such LOA and will vest in accordance with the schedule set forth in the Notice of Grant. For purposes of this subsection, family care related medical leaves of absence are approved periods of time off from work for an employee to care for: (i) a spouse, parent, and, in Oregon only, parent-in-law; (ii) a child, or legal dependent who has a serious health condition and, in Oregon only, to care for a child who has a non-serious medical condition that requires home care; or (iii) a newborn, newly-adopted child or newly-placed foster child.

6.   SUSPENSION OR TERMINATION OF OPTION FOR MISCONDUCT

     If you have allegedly committed an act of misconduct as defined in the 2004 Plan, including, but not limited to, embezzlement, fraud, dishonesty, unauthorized disclosure of trade secrets or confidential information, breach of fiduciary duty or nonpayment of an obligation owed to the Corporation, an Authorized Officer, as defined in the 2004 Plan, may suspend your right to exercise the option, pending a decision by the Committee (or Board of Directors, as the case may be) or an Authorized Officer to terminate the option. The option cannot be exercised during such suspension or after such termination.

7.   TERMINATION OF EMPLOYMENT

     Except as expressly provided otherwise in this Agreement, if your employment by the Corporation terminates for any reason, whether voluntarily or involuntarily, other than death, Disablement (defined below), or discharge for misconduct, you may exercise any portion of the option that had vested on or prior to the date of termination at any time prior to ninety (90) days after the date of such termination. The option shall terminate on the 90th day to the extent that it is unexercised. All unvested stock options shall be cancelled on the date of employment termination, regardless of whether such employment termination is voluntary or involuntary.

     For purposes of this Section 7, your employment is not deemed terminated if, prior to sixty (60) days after the date of termination from Intel or a Subsidiary, you are rehired by Intel or a Subsidiary on a basis that would make you eligible for future Intel stock option grants, nor would your transfer from Intel to any Subsidiary or from any one Subsidiary to another, or from a Subsidiary to Intel be deemed a termination of employment. Further, your employment with any partnership, joint venture or corporation not meeting the requirements of a Subsidiary in which Intel or a Subsidiary is a party shall be considered employment for purposes of this provision if either (a) the entity is designated by the Committee as a Subsidiary for purposes of this provision or (b) you are designated as an employee of a Subsidiary for purposes of this provision.

8.   DEATH

     Except as expressly provided otherwise in this Agreement, if you die while employed by the Corporation, the executor of your will, administrator of your estate or any successor trustee of a grantor trust may exercise the option, to the extent not previously exercised and whether or not vested on the date of death, at any time prior to 365 days from the date of death.

     Except as expressly provided otherwise in this Agreement, if you die prior to ninety (90) days after terminating your employment with the Corporation, the executor of your will or administrator of your estate may exercise the option, to the extent not previously exercised and to the extent the option had vested on or prior to the date of your employment termination, at any time prior to 365 days from the date of your employment termination.

     The option shall terminate on the applicable expiration date described in this Section 8, to the extent that it is unexercised.

9.   DISABILITY

     Except as expressly provided otherwise in this Agreement and at the discretion of the Committee or its delegate, following your termination of employment due to Disablement, you may exercise the option, to the extent not previously exercised and whether or not the option had vested on or prior to the date of employment termination, at any time prior to 365 days from the date of determination of your Disablement as described in this Section 9; provided, however, that while the claim of Disablement is pending, options that were unvested at termination of employment may not be exercised and options that were vested at termination of employment may be exercised only during the period set forth in Section 7 hereof. The option shall terminate on the 365th day from the date of determination of Disablement, to the extent that it is unexercised. For purposes of this Agreement, "Disablement" means a physical condition arising from an illness or injury, which renders an individual incapable of performing work in any occupation. The determination as to an individual's Disablement shall be made in accordance with the standards and procedures of the then-current Long Term Disability Plan maintained by the Corporation or the Subsidiary that employs you (or if such Subsidiary has no such plan, in accordance with the Intel Long Term Disability
     Plan) and shall be conclusive on all of the parties.

10.  INCOME TAXES WITHHOLDING

     Nonqualified stock options are taxable upon exercise. To the extent required by applicable federal, state or other law, you shall make arrangements satisfactory to Intel for the satisfaction of any withholding tax obligations that arise by reason of an option exercise and, if applicable, any sale of shares of the Common Stock. Intel shall not be required to issue shares of the Common Stock or to recognize any purported transfer of shares of the Common Stock until such obligations are satisfied. The Committee may permit these obligations to be satisfied by having Intel withhold a portion of the shares of the Common Stock that otherwise would be issued to you upon exercise of the option, or to the extent permitted by the Committee, by tendering shares of the Common Stock previously acquired.

11.  TRANSFERABILITY OF OPTION

     Unless otherwise provided by the Committee, each option shall be transferable only

          (a) pursuant to your will or upon your death to your beneficiaries, or

          (b) by gift to your Immediate Family (defined below), partnerships whose only partners are you or members of your Immediate Family, limited liability companies whose only shareholders are you or members of your Immediate Family, trusts established solely for the benefit of you or members of your Immediate Family, or private, charitable foundations in which you or members of your Immediate Family control the management of the foundation's assets.

     For purposes of these Terms, "Immediate Family" is defined as your spouse or domestic partner, children, grandchildren, parents or siblings.

     With respect to transfers by gift, options are transferable to private, charitable foundations only to the extent the options are vested at the time of transfer. Options may be transferred by gift to partnerships, limited liability companies, or trusts in accordance with subsection (b) above, whether or not vested at the time of transfer. Any purported assignment, transfer or encumbrance that does not qualify under subsections (a) and (b) above shall be void and unenforceable against the Corporation.

     Any option transferred by you pursuant to this section shall not be transferable by the recipient except by will or the laws of descent and distribution.

     The transferability of options is subject to any applicable laws of your country of residence or employment.

12.  DISPUTES

     The Committee or its delegate shall finally and conclusively determine any disagreement concerning your option.

13.  AMENDMENTS

     The 2004 Plan and the option may be amended or altered by the Committee or the Board of Directors of Intel to the extent provided in the 2004 Plan.

14.  THE 2004 PLAN AND OTHER AGREEMENTS; OTHER MATTERS

          (a) The provisions of these Terms and the 2004 Plan are incorporated into the Notice of Grant by reference.
          Certain capitalized terms used in these Terms are defined in the 2004 Plan.

          These Terms, the Notice of Grant and the 2004 Plan constitute the entire understanding between you and the Corporation regarding the option. Any prior agreements, commitments or negotiations concerning the option are superseded.

          The grant of an option to an employee in any one year, or at any time, does not obligate Intel or any Subsidiary to make a grant in any future year or in any given amount and should not create an expectation that Intel or any Subsidiary might make a grant in any future year or in any given amount.

          (b) To the extent that the option refers to the Common Stock of Intel Corporation, and as required by the laws of your residence or employment, only authorized but unissued shares thereof shall be utilized for delivery upon exercise by the holder in accord with the terms hereof.

          (c) Because this Agreement relates to terms and conditions under which you may purchase Common Stock of Intel, a Delaware corporation, an essential term of this Agreement is that it shall be governed by the laws of the State of Delaware, without regard to choice of law principles of Delaware or other jurisdictions. Any action, suit, or proceeding relating to this Agreement or the option granted hereunder shall be brought in the state or federal courts of competent jurisdiction in the State of California.